WEST PHARMACEUTICAL SERVICES, INC.
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
© 2012 by West Pharmaceutical Services, Inc., Lionville, PA.
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CJS Securities “New Ideas for the New Year”
Conference
New York, NY
January 11, 2012

Safe Harbor Statement

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
This presentation and any accompanying management commentary contain “forward-looking statements”
as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2011 and future years.
Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual
Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
Certain financial measures included in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted
Accounting Principles) financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP.

West is a globally diversified developer and manufacturer of components and assembled systems for the packaging and delivery of injectable drugs, diagnostic systems, and consumer products.
On average, approximately 100 million components manufactured by West and our Global Partners are used to enhance the quality of healthcare worldwide everyday.
Global Partners with Daikyo Seiko, Ltd. and West Pharmaceutical services Mexico, S.A. de C.V.

NOVARTIS

gsk GlaxoSmithKline

AstraZeneca

biogen idec

Johnson & Johnson

BAYER Bayer

MERCK

Lilly

novo nordisk®

Abbott Laboratories

Bristol-Myers Squibb

AMGEN®

SANOFI

Genentech
IN BUSINESS FOR LIFE

Roche

Hospira

SANDOZ
A healthy decision

TEVA
TEVA PHARMACEUTICALS USA

Watson Pharmaceuticals

PALL Pall Corporation

BD

Medtronic
When Life Depends on Medical Technology

B|BRAUN

Baxter

COVIDIEN

West

A Diverse, Stable Customer Base
(representative healthcare customers)
PHARMACEUTICAL / BIOTECHNOLOGY
6
GENERIC
MEDICAL DEVICE

Packaging Segment Overview

$840-$860
2011 Revenue Estimate
($ millions)
Packaging Systems
• Market leader
• Strong recurring revenue base
• Global manufacturing
• Steady growth in base
• Expected growth will be driven
 by: added value per unit sold;
 geographic expansion; and
 growth in key therapeutic
 segments

Value-Added Product Strategy

  Standard   High-Value
Products   Products
Revenue Opportunity ($ per unit)
Plungers and
sleeve stoppers
Stoppers
Seals
RU seals
Westar® RU

2011 Revenue Estimate

($ millions)

- **Contract manufacturing base**

Delivery Systems Segment Overview

$340-$350
 • Customer owned IP
 • Project management
 • Automated assembly
 • Regulated products
• Proprietary Product
 Development applies those
 capabilities to:
 • West-owned IP
 • Multiple product platforms
focused on unmet delivery
 needs for biologics

Revenue per-unit
Consumer product
manufacturing
Medical
device
manufacturing
Mix2Vial®
CZ vials
CZ Syringes
ConfiDose®

Effect of Increasing Proprietary Device Sales

Contract Manufacturing  Proprietary Devices
Products
SmartDose™

• Company: Demographics, increasing prevalence of chronic disease, increasing use of biologics to treat those diseases, better access to healthcare
Growth Drivers Intact

• Packaging Systems Segment
 – Growth in emerging markets
 – Escalating regulatory and
 quality demands
• Delivery Systems Segment
 – Growth in combination
 products that promote safety,
 dosing accuracy, ease of use,
 and deliver cost savings and
 product differentiation
 – Increasing awareness of
 glass quality issues

– Adding plants: China, India – Expanding WestStar, Envision capacity, introducing NovoPure – SmartDose – Confidose – Reconstitution products – Safety syringes – Daikyo Crystal Zenith products novo nordisk

Lilly

SANOFI

Roche

AMGEN

NOVARTIS

Pfizer

gsk GlaxoSmithKline Biologicals

MERCK

AMGEN

Bayer HealthCare

Abbott Laboratories

Hospira

BIOCORP

TEVA
TEVA PHARMACEUTICALS USA

RANBAXY LABORATORIES LIMITED

SANDOZ

West

Category	Key Customers	Projected Growth
Diabetes		> 10%
Oncology		> 10%
Vaccines		> 10%
Autoimmune		> 8%
Generics		>10%
IMS April 2010 Report; Business Insights 2009; GBI Research 2009

Therapeutic Category Growth Drivers

Recent Highlights
• First nine months of 2011:
 – Sales increased 4.5%, excluding currency
 – Gross and operating margin compressed by material costs, currency
 – Implemented mitigating surcharge mid-year
• Updated long-term financial targets in Q3 2011 release & analyst call
• 4th Quarter, Full-Year 2011 results: Release date February 16, 2012
• China rubber facility under construction
• India land lease finalized
• Demand for contract manufacturing services better than 2010
• Vetter collaboration announced for CZ filling capacity
• Glass packaging compatibility issues generating strong interest in alternative packaging materials, especially for biologics and other high value drugs

Left Axis: 5 Year Sales CAGR % Through 2010, excluding Fx
Bubble sizes reflect relative 2010 sales
5 Yr CAGR
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
High-value Pharma Packaging
Standard Pharma Packaging
Disposable Components
Average
2010 GM 32.9%
5-Yr CAGR 7.3%
0%
10%
20%
30%
40%
50%
60%
Category Gross Margin %

Faster Growth of High-Value Products
Pharmaceutical Packaging Systems

Major Influences on Gross Margin
Factors Pricing Unit Volume Sales mix Lean mfg. savings Raw material costs Labor costs

Raw Material Costs

Comprise approximately 1/3rd of COGS

Materials include: Synthetic elastomer and
polymer and film (petroleum based),
aluminum, natural rubber

Commodity and currency volatility

Mitigating factors:
Cost:
 ➢ Contractual terms for synthetic elastomers
 limit impact of short-term oil price changes
 and defer the impact of persistent changes
 ➢ Hedging
Revenue:
 ➢ Contracted sales price escalators
 ➢ Material surcharges on other sales

2012 Outlook and Challenges
• Expect 4%-6% revenue growth in 2012, excluding currency
 – Will provide more detailed expectations on February analyst call
• Pharmaceutical and Device markets:
 – New product pipelines showing signs of strength
 – Patent cliff front and center
 – Shift to large molecule products continues
 – Global shift in product sourcing (e.g., India generic growth)
 – More demanding regulatory environment
• Continuing Fx and commodity price volatility
 – Euro, European growth and sovereign debt
 – Oil and regional political, civil and military turmoil
 – Less predictable demand

Pharmaceutical Packaging Systems
Pharmaceutical Delivery Systems
• Strong competitive position
• Stability with growth potential
• New products well positioned to
 meet future market needs
• Financial strength to invest
• FY 2011 Year End Call February
 16 at 9:00AM
Summary

WEST PHARMACEUTICAL SERVICES, INC.
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
CJS Securities “New Ideas for the New Year”
Conference
New York, NY
January 11, 2012